UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2010
FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 819-5500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by First Niagara Financial Group, Inc. on March 19, 2010 reporting the issuance and sale of $300 million aggregate principal amount of its 6.750% Senior Notes due 2020. At that time, the Exhibit 5 opinion regarding the validity of the 6.750% Senior Notes due 2020 was omitted from the filing. The opinion of Sullivan & Cromwell LLP is attached hereto as Exhibit 5.1, and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
5.1	Legal Opinion of Sullivan and Cromwell LLP
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.
DATE: September 15, 2010	By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer (Duly authorized representative)

EXHIBIT INDEX
The following exhibits are filed as part of this report:

Exhibit No.	Description
5.1	Opinion of Sullivan & Cromwell LLP
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)